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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 2, 2000


                                SonicWALL, Inc.
            (Exact name of registrant as specified in its charter)


               California                                    77-0270079
     (State or other jurisdiction of                      (I.R.S. employer
      incorporation or organization)                   identification number)



                              1160 Bordeaux Drive
                          Sunnyvale, California 94089
             (Address of principal executive offices and zip code)

      Registrant's telephone number, including area code: (408) 745-9600



                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On August 2, 2000, SonicWALL, Inc. announced in a press release (attached hereto as Exhibit 99.1) that it would effect a two-for-one stock split in the form of a stock dividend to stockholders of record on August 25, 2000. The Company expects that the dividend will be distributed on or about September 15, 2000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements

               Not Applicable.

          (b)  Pro Forma Financial Information

               Not Applicable.

          (c)  Exhibits

               99.1   Press Release dated August 2, 2000.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SonicWALL, Inc.
                                        (Registrant)

Date: August 8, 2000                By: /s/ Sreekanth Ravi
                                        ------------------------------------
                                        Sreekanth Ravi
                                        President & Chief Executive Officer

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                                 Exhibit Index

99.1  Press Release dated August 2, 2000.

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